UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number 811-22585

Tortoise Pipeline & Energy Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Diane Bono
P. Bradley Adams
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: February 28, 2018

Tortoise Pipeline & Energy Fund, Inc.
Schedule of Investments (unaudited)
February 28, 2018

	Shares	Fair Value
Common Stock — 91.1%(1)
Crude Oil Pipelines — 33.7%(1)
Canada — 18.3%(1)
Gibson Energy Inc	188,122	$2,445,351
Enbridge Inc.	421,656	13,417,094
Inter Pipeline Ltd.	502,133	8,730,196
Pembina Pipeline Corporation	226,342	7,277,798
United States — 15.4%(1)
Plains GP Holdings, L.P.	878,270	18,268,016
SemGroup Corporation	382,241	8,485,750
		58,624,205
Natural Gas Gathering/Processing — 17.1%(1)
United States — 17.1%(1)
EnLink Midstream, LLC	530,288	7,795,234
Targa Resources Corp.	280,249	12,513,118
The Williams Companies, Inc.	337,385	9,365,808
		29,674,160
Natural Gas/Natural Gas Liquids Pipelines — 27.4%(1)
Canada — 10.2%(1)
Keyera Corp.	18,864	480,714
TransCanada Corporation	396,968	17,156,957
United States — 17.2%(1)
ONEOK, Inc.	385,387	21,708,850
Tallgrass Energy GP, LP	409,412	8,249,652
		47,596,173
Oil and Gas Production — 12.9%(1)
United States — 12.9%(1)
Anadarko Petroleum Corporation(2)	19,400	1,106,576
Antero Resources Corporation(2)(3)	60,900	1,145,529
Cabot Oil & Gas Corporation(2)	43,300	1,046,128
Carrizo Oil & Gas, Inc.(2)(3)	17,300	243,065
Cimarex Energy Co.(2)	13,800	1,326,042
Concho Resources Inc.(2)(3)	19,500	2,940,600
Continental Resources, Inc.(2)(3)	24,100	1,144,991
Diamondback Energy, Inc.(2)(3)	8,100	1,009,584
EOG Resources, Inc.(2)	22,600	2,292,092
EQT Corporation(2)	33,100	1,665,261
Laredo Petroleum, Inc.(2)(3)	88,800	745,032
Newfield Exploration Company(2)(3)	29,600	690,568
Noble Energy, Inc.(2)	38,600	1,151,438
Parsley Energy, Inc.(2)(3)	36,400	920,192
PDC Energy, Inc.(2)(3)	11,800	619,854
Pioneer Natural Resources Company(2)	7,200	1,225,656
Range Resources Corporation(2)	88,800	1,180,152
RSP Permian, Inc.(2)(3)	26,400	1,011,384
WPX Energy, Inc.(2)(3)	70,200	991,926
		22,456,070
Total Common Stock
(Cost $186,493,437)		158,350,608

Master Limited Partnerships and
Related Companies — 41.7%(1)
Crude Oil Pipelines — 10.4%(1)
United States — 10.4%(1)
Andeavor Logistics LP	22,878	1,063,369
BP Midstream Partners LP	71,626	1,365,192
Enbridge Energy Management, L.L.C.(4)	988,146	11,640,364
Genesis Energy L.P.	46,531	928,759
Shell Midstream Partners, L.P.	132,089	3,176,740
		18,174,424
Natural Gas/Natural Gas Liquids Pipelines — 11.8%(1)
United States — 11.8%(1)
Energy Transfer Equity, L.P.	43,645	676,497
Energy Transfer Partners, L.P.	714,412	13,009,443
Enterprise Products Partners L.P.	154,506	3,927,543
EQT Midstream Partners, LP	3,592	220,980
Tallgrass Energy Partners, LP	68,079	2,610,830
		20,445,293
Natural Gas Gathering/Processing — 9.0%(1)
United States — 9.0%(1)
DCP Midstream, LP	16,386	587,274
EnLink Midstream Partners, LP	92,339	1,348,149
MPLX LP	245,647	8,482,191
Rice Midstream Partners LP	150,313	2,857,450
Western Gas Partners, LP	50,531	2,352,218
		15,627,282
Refined Product Pipelines — 10.5%(1)
United States — 10.5%(1)
Buckeye Partners, L.P.	89,599	4,014,035
Holly Energy Partners, L.P.	76,499	2,249,071
Holly Energy Partners, L.P.(5)	91,977	2,582,714
Magellan Midstream Partners, L.P.	35,211	2,199,279
NuStar Energy L.P.	135,021	2,962,361
Phillips 66 Partners LP	73,200	3,597,048
Valero Energy Partners LP	15,417	594,017
		18,198,525
Total Master Limited Partnerships
and Related Companies (Cost $82,372,132)		72,445,524

	Shares	Fair Value
Preferred Stock — 7.3%(1)
Crude Oil Pipelines — 1.6%(1)
United States — 1.6%(1)
SemGroup Corporation., 7.000%(5)(6)	2,877	$2,790,932
Natural Gas Gathering/Processing — 1.4%(1)
United States — 1.4%(1)
Targa Resources Corp., 9.500%(5)(6)	2,108	2,334,003
Oil and Gas Production — 2.6%(1)
United States — 2.6%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	39,500	1,283,750
Hess Corporation,
8.000%, 02/01/2019	60,000	3,285,600
		4,569,350
Power — 1.7%(1)
United States — 1.7%(1)
Sempra Energy,
6.000%, 01/15/2021	28,811	2,919,419
Total Preferred Stock
(Cost $12,768,033)		12,613,704

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class,
1.30%(7) (Cost $126,227)	126,227	126,227
Total Investments — 140.2%(1)
(Cost $281,759,829)		243,536,063
Total Value of Options Written
(Premiums received $486,945) — (0.3)%(1)		(489,835)
Other Assets and Liabilities — 0.3%(1)		477,205
Credit Facility Borrowings — (11.4)%(1)		(19,800,000)
Senior Notes — (19.6)%(1)		(34,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (9.2)%(1)		(16,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$173,723,433

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.
(5)	Restricted securities have a total fair value of $7,707,649, which represents 4.4% of net assets.
(6)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures.
(7)	Rate indicated is the current yield as of February 28, 2018.

Schedule of Options Written (unaudited)
February 28, 2018

Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Anadarko Petroleum Corporation	March 2018	$64.00	194	$1,241,600	$(2,328)
Antero Resources Corporation	March 2018	19.00	609	1,157,100	(29,040)
Cabot Oil & Gas Corporation	March 2018	25.50	433	1,104,150	(10,049)
Carrizo Oil & Gas, Inc.	March 2018	20.00	173	346,000	(1,038)
Cimarex Energy Co.	March 2018	115.00	138	1,587,000	(1,380)
Concho Resources Inc.	March 2018	150.00	195	2,925,000	(89,700)
Continental Resources, Inc.	March 2018	51.00	241	1,229,100	(10,845)
Diamondback Energy, Inc.	March 2018	128.00	81	1,036,800	(15,503)
EOG Resources, Inc.	March 2018	110.00	226	2,486,000	(6,554)
EQT Corporation	March 2018	55.00	331	1,820,500	(11,585)
Laredo Petroleum, Inc.	March 2018	8.90	888	790,320	(13,941)
Newfield Exploration Company	March 2018	28.00	296	828,800	(1,480)
Noble Energy, Inc.	March 2018	27.50	386	1,061,500	(100,360)
Parsley Energy, Inc.	March 2018	24.50	364	891,800	(43,160)
PDC Energy, Inc.	March 2018	48.25	118	569,350	(55,078)
Pioneer Natural Resources Company	March 2018	180.00	72	1,296,000	(10,080)
Range Resources Corporation	March 2018	14.40	888	1,278,720	(20,615)
RSP Permian, Inc.	March 2018	38.00	264	1,003,200	(34,731)
WPX Energy, Inc.	March 2018	14.25	702	1,000,350	(32,368)

Total Value of Call Options Written (Premiums received $486,945)				$23,653,290	$(489,835)

Various inputs are used in determining the fair value of the Company’s investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments
Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 — significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of February 28, 2018. These assets and liabilities are measured on a recurring basis.

Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$158,350,608	$—	$—	$158,350,608
Master Limited Partnerships and Related Companies(a)	69,862,810	2,582,714	—	72,445,524
Preferred Stock(a)	7,488,769	—	5,124,935	12,613,704
Short-Term Investment(b)	126,227	—	—	126,227
Total Assets	$235,828,414	$2,582,714	$5,124,935	$243,536,063
Liabilities
Written Call Options	$267,718	$222,117	$—	$489,835

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Company utilizes the beginning of reporting period method for determining transfers between levels. During the period ended February 28, 2018, Phillips 66 Partners LP common units held by the Company in the amount of $1,728,636 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Phillips 66 Partners LP. There were no other transfers between levels for the Company during the period ended February 28, 2018.

Security Valuation
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Company primarily owns securities that are listed on a securities exchange or are traded in the over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Company’s own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Company’s own data. The Company’s own data is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Company generally values debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended February 28, 2018:

Preferred Stock
Balance — beginning of year	$2,266,699
Purchases	2,877,000
Return of capital	—
Sales	—
Total realized gains	—
Change in unrealized gain/loss	(18,764)
Balance — end of year	$5,124,935

Change in unrealized gain/loss on investments
still held at February 28, 2018	$(18,764)

Certain of the Company’s investments are restricted and are valued as determined in accordance with fair value procedures. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at February 28, 2018.

						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Holly Energy Partners, L.P.	Master Limited Partnership	91,977	02/06/18	$2,734,476	$2,582,714	1.5%
SemGroup Corporation,
7.000%	Preferred Stock	2,877	01/19/18	2,877,000	2,790,932	1.6
Targa Resources Corp.,
9.500%	Preferred Stock	2,108	03/16/16	1,866,506	2,334,003	1.3
				$7,477,982	$7,707,649	4.4%

Item 2. Controls and Procedures.

a)	The registrant’s Chief Executive Officer, Principal Financial Officer and Treasurer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the act) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 30, 2018

Tortoise Pipeline & Energy Fund, Inc.

By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer, Principal Financial Officer and Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: April 30, 2018

Tortoise Pipeline & Energy Fund, Inc.

By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer, Principal Financial Officer and Treasurer